BOSTON PRIVATE BANK & TRUST COMPANY ANNUAL REPORT OF FINANCIAL CONDITION AS OF DECEMBER 31, 2007

Dear Friend, The past year was filled with many challenges in the banking industry that are still affecting the market today. I am pleased to report that, even throughout the subprime mortgage crisis and the recent credit crunch, Boston Private Bank & Trust continues to have strong liquidity and solid asset quality, and has benefited by strong growth across all business areas. 2007 was a year of many achievements for Boston Private Bank. First and foremost, we celebrated our 20th Anniversary with our fellow employees and clients. On March 1, we announced the launch of an enhanced version of our website that better reflects our brand and serves as an extension of our high levels of accessibility, responsiveness, expertise and service. In May, we announced the opening of our newest office in Beverly for our North Shore clients. We also launched our new Online Banking service for individual clients and businesses. In November, the Bank reached an important milestone of $1 billion in residential mortgage loan assets. The majority of Boston Private Bank’s residential mortgage loans are held in portfolio, ensuring that clients receive the highest level of personal attention. Boston Private Bank & Trust Company also continues to be a strategic partner for many nonprofit organizations in and around Boston, further deepening our commitment to the local community. This commitment, along with our strong record as being the top rated First-Time Homebuyer lender in Boston in six of the last eight years and our record of community development lending in affordable housing, economic development, and neighborhood revitalization, has earned us an “outstanding” rating under the Community Reinvestment Act (CRA). The Bank experienced solid business growth in all areas during 2007, despite a volatile market, and finished the year with net income of $22.2 million, up 15 percent compared to last year. This growth was driven primarily by an increase in assets; the Bank’s balance sheet ended the year at approximately $2.8 billion, up 12 percent compared to December 31, 2006. In addition, non-interest income was up 19 percent versus last year, primarily due to increased business activity and solid investment management revenues. Overall, we are very pleased with the Bank’s financial performance during 2007. As always, we appreciate your business and your willingness to refer Boston Private Bank to your friends and associates. If there is anything we can do to ensure that we continue to earn your trust, please let me know. Sincerely, Mark D. Thompson Chief Executive Officer www.bostonprivatebank.com Boston Private Bank & Trust – Founded 1987

Boston Private Bank & Trust Company CONDENSED BALANCE SHEET (Unaudited) December 31, ($ In Thousands) 2007 2006 Assets Cash & Short-Term Investments $26,778 $102,202 Investment Securities 585,988 488,566 Loans Held for Sale 2,834 1,422 Commercial Loans 985,234 793,921 Mortgage Loans 1,022,155 941,478 Home Equity & Other Loans 55,802 49,180 Total Loans 2,063,191 1,784,579 Less: Allowance for Loan Losses 22,796 18,667 Net Loans 2,040,395 1,765,912 Other Assets 105,070 97,549 Total Assets $2,761,065 $2,455,651 Liabilities & Shareholder’s Equity Demand Deposits $297,327 $331,502 NOW Accounts 196,895 165,872 Savings & Money Market 1,006,691 1,084,571 Certificates of Deposit 342,476 240,359 Total Deposits 1,843,389 1,822,304 Borrowings 709,889 449,693 Other Liabilities 24,043 20,611 Total Liabilities 2,577,321 2,292,608 Shareholder’s Equity 183,744 163,043 Total Liabilities & Shareholder’s Equity $2,761,065 $2,455,651 Boston Private Bank & Trust Company CONDENSED STATEMENTS OF INCOME (Unaudited) Year Ended December 31, ($ In Thousands) 2007 2006 Interest Income $141,874 $118,283 Interest Expense 73,952 53,653 Net Interest Income 67,922 64,630 Provision for Loan Losses 4,180 2,708 Net Interest Income after Provision 63,742 61,922 Investment Management Fees 15,804 14,257 Banking Fees and Other Income 5,345 3,434 Operating Expenses 56,292 53,362 Income Before Income Taxes 28,599 26,251 Income Taxes 6,387 7,005 Net Income $22,212 $19,246 Boston Private Bank & Trust Company SELECTED FINANCIAL DATA (Unaudited) Year Ended December 31, ($ In Thousands) 2007 2006 Average Assets Under Management $2,606,000 $2,317,000 Return on Average Assets 0.87% 0.86% Return on Average Equity 13.21% 12.80% Net Interest Margin 3.04% 3.26% Total Fees and Other Income/Revenues 23.74% 21.49% Allowance for Loan Losses/Total Loans 1.10% 1.05% Who we are Boston Private Bank & Trust Company offers private banking and investment services to successful individuals, their families and their businesses. What we offer Our reputation for high client satisfaction is the direct result of our small platform approach and service excellence across four key offerings: Our commitment We have earned the trust of our devoted clients by providing exceptional service, ongoing access to key decision-makers, customized financial solutions, responsiveness and expertise. www.bostonprivatebank.com

BOARD OF DIRECTORS OFFICE LOCATIONS Herbert S. Alexander Michael F. Schiavo Headquarters: Boston Office Managing Partner Partner & Chief Financial Officer Ten Post Office Square Alexander, Aronson, Finning & Company Kodiak Venture Partners Boston, Massachusetts (617) 912-1900 John H. Clymer Alan D. Solomont Senior Counsel Chairman & Chief Executive Officer Wellesley Office Nixon Peabody LLP Solomont Bailis Ventures 336 Washington Street Wellesley, Massachusetts Eugene S. Colangelo Mark D. Thompson (781) 707-7700 Chairman of the Board Chief Executive Officer Julio Enterprises Boston Private Bank & Trust Company Back Bay Office Chairman of the Board 500 Boylston Street Boston Private Bank & Trust Company Timothy L. Vaill Boston, Massachusetts Chairman & Chief Executive Officer (617) 912-4500 W. Pearce Coues Boston Private Financial Holdings, Inc. Former Chairman Jamaica Plain Loan Center MGI Properties 401c Centre Street Senior Advisor POLICY GROUP Jamaica Plain, Massachusetts Eaton Vance (617) 524-6050 Mark D. Thompson J. H. Cromarty Chief Executive Officer Kendall Square Office President, Eastern Region One Cambridge Center Boston Private Financial Holdings, Inc. James D. Dawson Cambridge, Massachusetts President (617) 646-4800 James D. Dawson Chief Operating Officer President & Chief Operating Officer Newton Centre Office Boston Private Bank & Trust Company James C. Brown 1223 Centre Street Executive Vice President Newton, Massachusetts Kate S. Flather (617) 646-4850 Private Investor Gary L. Garber Senior Vice President Seaport Office Kathleen M. Graveline Chief Information Officer 157 Seaport Boulevard Private Investor Boston, Massachusetts James D. Henderson (617) 646-4880 Charles T. Grigsby Executive Vice President Senior Vice President Lexington Office Massachusetts Capital Resource Company Amy E. Hunter 1666 Massachusetts Avenue Executive Vice President Lexington, Massachusetts Susan P. Haney (617) 912-3600 Private Investor Pilar Pueyo Senior Vice President Hingham Office E. Christopher Palmer 7 Central Street President & Managing Shareholder Anne L. Randall Executive Vice President Hingham, Massachusetts Palmer and Corbett, PC (781) 740-2405 Chief Financial Officer John D. Macomber Beverly Office Founder & Chief Executive Officer George G. Schwartz Executive Vice President 57 Enon Street, Route 1A Building Vision, Inc. Beverly, Massachusetts Treasurer (978) 922-8000 Patricia McGovern General Counsel & Senior Vice President John J. Sullivan Beth Israel Deaconess Medical Center Executive Vice President BOSTON PRIVATE BANK & TRUST COMPANY Headquarters: Square Ten Boston, Post Office Telephone: (617) 912-1900 Member FDIC EQUAL HOUSING LENDER